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                                                                   EXHIBIT 23.02


                          INDEPENDENT AUDITORS' CONSENT


      We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-40977 of K & F Industries, Inc. of our report dated January 23, 1998, appearing in the Prospectus, which is a part of such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP


New York, New York
April 28, 1998